Exhibit 10.1

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January 31, 2020, by and among JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company (“Borrower”), JERNIGAN CAPITAL, INC., a Maryland corporation (“REIT”), each of the entities identified as a “Subsidiary Guarantor” on the signature pages of this Amendment (collectively the “Subsidiary Guarantors”; the REIT and the Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), RAYMOND JAMES BANK, N.A., (“Raymond James”), BMO HARRIS BANK N.A., (“BMO”), TRUSTMARK NATIONAL BANK (“Trustmark”), FIRSTBANK (“FirstBank”), TRIUMPH BANK (“Triumph”), RENASANT BANK (“Renasant”), and PINNACLE BANK (“Pinnacle”); KeyBank, Raymond James, BMO, Trustmark, FirstBank, Triumph, Renasant and Pinnacle, collectively, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and the Lenders are parties to that certain First Amended and Restated Credit Agreement dated as of December 28, 2018 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, the REIT and certain of the Subsidiary Guarantors executed and delivered to Agent and the Lenders that certain First Amended and Restated Unconditional Guaranty of Payment and Performance dated as of December 28, 2018 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”); and

WHEREAS, certain of the Subsidiary Guarantors have become parties to the Guaranty by virtue of the execution and delivery to Agent of Joinder Agreements dated April 5, 2019, June 10, 2019, November 13, 2019 and December 18, 2019; and

WHEREAS, certain of the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the undersigned Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.         Definitions.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2.         Modifications of the Credit Agreement.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)        By deleting in its entirety §9.6 of the Credit Agreement, and inserting in lieu thereof the following:

“§9.6    Liquidity.  The Borrower will not at any time (a) commencing with the fiscal quarter ending December 31, 2018 through and including December 31, 2019, permit its Liquidity to be less than the greater of (i) an amount equal to the Future Funding Commitments for the next three (3) calendar months following the date of determination and (ii) $50,000,000.00, (b) on and after January 1, 2020 permit its Liquidity to be less than the greater of (i) an amount equal to the Future Funding Commitments for the next three (3) months following the date of determination, and (ii) $25,000,000.00, or (c) on and after January 1, 2021 permit its Liquidity to be less than the greater of (i) an amount equal to the Future Funding Commitments for the next six (6) months following the date of determination, and (ii) $25,000,000.00.”

(b)        The covenant calculation template attached to the Compliance Certificate shall be revised by Borrower and Agent to reflect the revision to §9.6.

3.         References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4.         Consent of Guarantors.  By execution of this Amendment, each Guarantor hereby expressly consents to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements contemplated hereby, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

5.         Representations.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows as of the date of this Amendment:

(a)        Authorization.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any material agreement or other material instrument binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, and (vi) do not require any material approval or consent of any Person other than those already obtained and as are in full force and effect.

(b)        Enforceability.  This Amendment is the valid and legally binding obligation of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)        Approval.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained and other than any disclosure filings with the SEC as may be required with respect to this Amendment.

(d)        Reaffirmation.  Borrower and the Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents except for representations or warranties that expressly relate to an earlier date.  Each of the representations and warranties made by or on behalf of Borrower, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true and correct in all material respects as of the date as of which they were made and are true and correct in all material respects as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions or other events permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

(e)        No Default.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

6.         Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

7.         Ratification.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and the other Loan Documents.  Nothing in this Amendment or any other document executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).  This Amendment shall constitute a Loan Document.

8.         Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

9.         Miscellaneous.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

10.       Effective Date.  This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

(a)        the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Lenders; and

(b)        the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.

BORROWER:

JERNIGAN CAPITAL OPERATING COMPANY, LLC,
a Delaware limited liability company

By:	Jernigan Capital, Inc., a Maryland limited
liability company, its managing member

	By:	/s/ Kelly P. Luttrell
	Name:	Kelly P. Luttrell
	Title:	Senior Vice President,
Chief Financial Officer and Treasurer

(SEAL)

REIT:

JERNIGAN CAPITAL, INC.,
a Maryland corporation

By:	/s/ Kelly P. Luttrell
Name:	Kelly P. Luttrell
Title:	Senior Vice President,
Chief Financial Officer and Treasurer

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to First Amendment to First Amended and Restated Credit Agreement – KeyBank/Jernigan]

SUBSIDIARY GUARANTORS:

MIAMI CITY SELF STORAGE 3RD AVE, LLC,
MIAMI CITY SELF STORAGE DORAL 77TH OWNER, LLC;
MIAMI CITY SELF STORAGE 6TH AVE, LLC;
MIAMI CITY SELF STORAGE 28TH LANE, LLC;
MIAMI CITY SELF STORAGE PEMBROKE PINES BLVD OWNER, LLC,
each a Florida limited liability company

By:	Jernigan Capital Operating Company, LLC,
a Delaware limited liability company, their sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

	By:	/s/ Kelly P. Luttrell
	Name:	Kelly P. Luttrell
	Title:	Senior Vice President,
Chief Financial Officer and Treasurer
(SEAL)

BAKERY SQUARE SELF STORAGE, LLC,
a Florida limited liability company

By:	Bakery Square Self Storage Parent, LLC,
a Florida limited liability company, its manager

	By:	Jernigan Capital Operating Company, LLC,
a Delaware limited liability company, its manager

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

	By:	/s/ Kelly P. Luttrell
	Name:	Kelly P. Luttrell
	Title:	Senior Vice President,
Chief Financial Officer and Treasurer
(SEAL)

[Signatures Continued on Next Page]

Signature Page to Joinder Agreement

BAKERY SQUARE SELF STORAGE PARENT, LLC,
a Florida limited liability company

By:	Jernigan Capital Operating Company, LLC,
a Delaware limited liability company, its manager

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

	By:	/s/ Kelly P. Luttrell
	Name:	Kelly P. Luttrell
	Title:	Senior Vice President,
Chief Financial Officer and Treasurer
(SEAL)

BAKERY SQUARE OPERATIONS, LLC,
a Delaware limited liability company

By:	Jernigan Capital Operating Company, LLC,
a Delaware limited liability company, its sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

	By:	/s/ Kelly P. Luttrell
	Name:	Kelly P. Luttrell
	Title:	Senior Vice President,
Chief Financial Officer and Treasurer
(SEAL)

PLG JACKSONVILLE STORAGE, LLC,
a Delaware limited liability company

By:	Jernigan Capital Operating Company, LLC,
a Delaware limited liability company, its sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

	By:	/s/ Kelly P. Luttrell
	Name:	Kelly P. Luttrell
	Title:	Senior Vice President,
Chief Financial Officer and Treasurer
(SEAL)

[Signatures Continued on Next Page]

LR-BAYSHORE 1, LLC,
a Delaware limited liability company

By:	Jernigan Capital Operating Company, LLC,
a Delaware limited liability company, its managing member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

	By:	/s/ Kelly P. Luttrell
	Name:	Kelly P. Luttrell
	Title:	Senior Vice President,
Chief Financial Officer and Treasurer
(SEAL)

FLEMING ISLAND SS, LLC,
a Florida limited liability company

By:	Fleming Island SS Holding, LLC,
a Florida limited liability company, its sole member

	By:	JCAP FI Holdings, LLC, a Delaware limited liability company, its sole member

		By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

			By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

				By:	/s/ Kelly P. Luttrell
				Name:	Kelly P. Luttrell
				Title:	Senior Vice President,
Chief Financial Officer and Treasurer
(SEAL)

[Signatures Continued on Next Page]

FLEMING ISLAND SS HOLDING, LLC,
a Florida limited liability company,

By:	JCAP FI Holdings, LLC, a Delaware limited liability company, its sole member

	By:	Jernigan Capital Operating Company, LLC, a Delaware limited liability company, its sole member

		By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

			By:	/s/ Kelly P. Luttrell
			Name:	Kelly P. Luttrell
			Title:	Senior Vice President,
Chief Financial Officer and Treasurer
(SEAL)

JCAP FI HOLDINGS, LLC,
a Delaware limited liability company

By:	Jernigan Capital Operating Company, LLC,
a Delaware limited liability company, its sole member

	By:	Jernigan Capital, Inc., a Maryland corporation, its managing member

		By:	/s/ Kelly P. Luttrell
		Name:	Kelly P. Luttrell
		Title:	Senior Vice President,
Chief Financial Officer and Treasurer
(SEAL)

[Signatures Continued on Next Page]

[Signature Page to First Amendment to First Amended and Restated Credit Agreement – KeyBank/Jernigan]

LENDERS:

KEYBANK NATIONAL ASSOCIATION,
individually and as Agent

By:	/s/ Sara Jo Smith
Name:	Sara Jo Smith
Title:	Vice President

RAYMOND JAMES BANK, N.A.

By:	/s/ Matt Stein
Name:	Matt Stein
Title:	Senior Vice President

BMO HARRIS BANK N.A.

By:	/s/ Jonas Robinson
Name:	Jonas Robinson
Title:	Vice President

TRUSTMARK NATIONAL BANK

By:	/s/ Michael Peeler
Name:	Michael Peeler
Title:	Senior Vice President

FIRSTBANK

By:	/s/ Bill Harter
Name:	Bill Harter
Title:	Senior Vice President

TRIUMPH BANK

By:	/s/ Jeffrey L. Pedron
Name:	Jeffrey L. Pedron
Title:	Senior Vice President

[Signature Page to First Amendment to First Amended and Restated Credit Agreement – KeyBank/Jernigan]

RENASANT BANK

By:	/s/ Jeffrey Rowe
Name:	Jeffrey Rowe
Title:	Senior Vice President

PINNACLE BANK

By:	/s/ Joelle Rogin
Name:	Joelle Rogin
Title:	Senior Vice President